UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2013

OCONEE FEDERAL FINANCIAL CORP.

(Exact name of Registrant as specified in its charter)

Federal	001-35033	32-0330122
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 East North Second Street, Seneca, South Carolina 29678

(Address of principal executive offices)

(864) 882-2765

Registrant’s telephone number, including area code

Not Applicable

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 21, 2013, T. Rhett Evatt resigned as President of Oconee Federal Financial Corp. (the “Company”) and Oconee Federal Savings and Loan Association (the “Bank”), such resignation to be effective January 1, 2014.  Mr. Evatt will continue to serve as Chief Executive Officer and Chairman of the Board of Directors of the Company and the Bank.

In addition, on November 21, 2013, the Board of Directors of the Company and the Bank appointed Curtis T. Evatt, 41, as President of the Company and the Bank, effective January 1, 2014.  Mr. Evatt has been employed by Oconee Federal Savings and Loan Association since 1988, and has held several positions, including his current position as Executive Vice President and Chief Financial Officer, as well as Senior Vice President and Assistant Secretary, and Treasurer.  Mr. Evatt also serves as a director of both the Company and the Bank.  Mr. Evatt is the son of T. Rhett Evatt, the current President, Chief Executive Officer and Chairman of the Board of Directors of the Company and the Bank.

In connection with Mr. Evatt’s appointment as President, on November 21, 2013, the Board of Directors of the Company and the Bank appointed H. Allen Salter, 48, as Senior Vice President and Chief Financial Officer of the Company and the Bank, effective January 1, 2014.  Mr. Salter has served as an Assistant Vice President and Vice President and Controller of the Company and the Bank since August, 2012.  Mr. Salter is a licensed CPA with over fifteen years of public financial accounting and reporting experience in the banking and real estate industries.  Prior to his employment with the Company, Mr. Salter was employed by Frazier & Deeter, LLC as a senior audit manager for four years, specializing in commercial real estate and providing consulting services to banking institutions.  Mr. Salter’s work experience also includes audit experience with PricewaterhouseCoopers LLP and Crowe Horwath LLP.  His prior industry experience includes three years with the Federal Home Loan Bank of Atlanta as the Assistant Financial Accounting and Reporting Manager.  Prior to his professional accounting career, Mr. Salter served twelve years with the United States Air Force and was honorably discharged from service in January 1996.  Mr. Salter holds both a Bachelor and Master of Accountancy degree from The University of Mississippi, graduating in 1997 and 1998, respectively.

Item 9.01.                                        Financial Statements and Exhibits

(a)	Financial statements of businesses acquired. Not Applicable.
(b)	Pro forma financial information. Not Applicable.
(c)	Shell company transactions: Not Applicable.
(d)	Exhibits. None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

OCONEE FEDERAL FINANCIAL CORP.

Date: November 26, 2013	By:	/s/ Curtis T. Evatt
Curtis T. Evatt
Executive Vice President and Chief Financial Officer (Duly Authorized Representative)